                                                                   EXHIBIT 10.30
                                        CRITICAL PATH, INC.
NOTICE OF GRANT OF STOCK OPTIONS        ID: 91-1788-300
AND OPTION AGREEMENT                    350 The Embarcadero
                                        6th Floor
                                        San Francisco, CA 94105


ROBERT AL SHIPP                         OPTION NUMBER:  0005056
7 GLEN HOLLOW ROAD                      PLAN:           1998
DANVILLE, CA USA 94506                  ID:             13824

Effective 10/10/2002, you have been granted a(n) Incentive Stock Option to buy 816,324 shares of Critical Path, Inc. (the Company) stock at $0.4900 per share.

The total option price of the shares granted is $399,998.76.

Shares in each period will become fully vested on the date shown.


  Shares                Vest Type               Full Vest       Expiration
  ------                ---------               ---------       ----------
 87,463              On Vest Date               4/10/2003       10/9/2012
116,618                   Monthly              12/10/2003       10/9/2012
204,081                   Monthly              12/10/2004       10/9/2012
204,081                   Monthly              12/10/2005       10/9/2012
204,081                   Monthly              10/10/2006       10/9/2012

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan, as amended and in effect, and the Option Agreement applicable to such Plan, each of which is attached and made a part of this document. This option grant may also be governed by the terms and conditions of any written agreement between you and the Company.


---------------------------------       -----------------------------
Critical Path, Inc.                     Date


---------------------------------       -----------------------------
ROBERT AL SHIPP                         Date

                                                                Date: 10/29/2002
                                                                Time: 8:53:21AM

                                                CRITICAL PATH, INC.
NOTICE OF GRANT OF STOCK OPTIONS                ID: 91-1788-300
AND OPTION AGREEMENT                            350 The Embarcadero
                                                6th Floor
                                                San Francisco, CA 94105


ROBERT AL SHIPP                                 OPTION NUMBER:  0005057
7 GLEN HOLLOW ROAD                              PLAN:           1998
DANVILLE, CA USA 94506                          ID:             13824

Effective 10/10/2002, you have been granted a(n) Non-Qualified Stock Option to buy 1,183,676 shares of Critical Path, Inc. (the Company) stock at $0.4900 per share.

The total option price of the shares granted is $580,001.24.

Shares in each period will become fully vested on the date shown.


 Shares         Vest Type                Full Vest               Expiration
 ------         ---------                ---------               ----------
162,537      On Vest Date                 4/10/2003               10/9/2012
216,715           Monthly                12/10/2003               10/9/2012
295,919           Monthly                12/10/2004               10/9/2012
295,919           Monthly                12/10/2005               10/9/2012
212,586           Monthly                10/10/2006               10/9/2012

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan, as amended and in effect, and the Option Agreement applicable to such Plan, each of which is attached and made a part of this document. This option grant may also be governed by the terms and conditions of any written agreement between you and the Company.


----------------------------------              -----------------------------
Critical Path, Inc.                             Date


----------------------------------              -----------------------------
ROBERT AL SHIPP                                 Date

                                                                Date: 10/29/2002
                                                                Time: 8:53:21AM